UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 1, 2006
                                                         -------------

                                  LUMENIS LTD.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Israel
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               0-13012                                     N/A
-------------------------------------------------------------------------------
       (Commission File Number)                       (IRS Employer
                                                    Identification No.)

        P.O. Box 240, Yokneam, Israel 20692
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                (972)(4) 959-9000
-------------------------------------------------------------------------------
               (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 1, 2006, Darrell S. Rigel, MD notified Lumenis, Ltd. that he has decided to leave the Company's Board of Directors due to his significant other obligations, effective on March 1, 2006. A press release discussing Dr. Rigel's departure is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

99.1        Lumenis Ltd.'s press release, dated March 2, 2006.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Lumenis Ltd.

Date: March 2, 2006             By:      /s/ Lauri Hanover
                                   ---------------------------
                                Name:    Lauri Hanover
                                Title:   Chief Financial Officer